UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 27, 2005

                              --------------------

                              PharmaFrontiers Corp.
                              ---------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                      Texas
                 (State or Other Jurisdiction of Incorporation)

                000-25513                             76-0333165
                ---------                             ----------
        (Commission File Number)         (I.R.S. Employer Identification No.)
    2408 Timberloch Place, Suite B-7
          The Woodlands, Texas                          77380
          --------------------                          -----
(Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (281) 272-9331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.


On July 19, 2005 PharmaFrontiers filed a registration statement on Form SB-2 to register the resale of 35,906,722 shares of common stock, including 12,723,562 shares of common stock previously issued and 23,183,160 shares of common stock issuable upon the exercise of common stock purchase warrants.

Item 9.01 Financial Statements and Exhibits

(c) Exhibit 99.1

The following exhibits are to be filed as part of this 8-K:


Exhibit No.          Description
----------           -----------
99.1                 Press release issued July 27, 2005






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              PHARMAFRONTIERS CORP.


                              By:  /s/ David B. McWilliams
                              --------------------------------
                                       David B. McWilliams,
                                       Chief Executive Officer

DATE:  July 27, 2005